CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts" in the Combined Proxy Statement of Pioneer Florida Tax Free Income Fund, formerly AmSouth Florida Tax Exempt Income Fund (a series of Pioneer Series Trust IV), and Prospectus for Class A, Class B, Class C, and Class Y shares of Pioneer AMT-Free Municipal Fund (a series of Pioneer Series Trust II), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 10, 2006 on the financial statements and financial highlights of Pioneer AMT-Free Municipal Fund for the year ended December 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer AMT-Free Municipal Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(h)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer AMT-Free Municipal Fund's Class A, Class B, Class C, and Class Y shares Statement of Additional Information and to the incorporation by reference of our report, dated February 10, 2006, on the financial statements and financial highlights of Pioneer AMT-Free Municipal Fund included in the Annual Report to the Shareowners for the year ended December 31, 2005 in Post-Effective Amendment No. 12 to Pioneer AMT-Free Municipal Fund's (a series of Pioneer Series Trust
II) Registration Statement (Form N-1A, No. 333-110037), as filed with the Securities and Exchange Commission on April 28, 2006, which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer AMT-Free Municipal Fund.


   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
June 26, 2006



   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts" in the Combined Proxy Statement of Pioneer Florida Tax Free Income Fund, formerly AmSouth Florida Tax Exempt Income Fund (a series of Pioneer Series Trust IV), and Prospectus for Class A, Class B, Class C, and Class Y shares of Pioneer AMT-Free Municipal Fund (a series of Pioneer Series Trust IV), ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated September 23, 2005 on the financial statements and financial highlights of Pioneer Florida Tax Free Income Fund for the year ended July 31, 2005 in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of Pioneer AMT-Free Municipal Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Form of Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the reference to our firm under the captions "Independent Registered Public Accounting Firm" and "Financial Statements" in the Pioneer Florida Tax Free Income Fund's Class A, Class B, Class C, and Class Y shares Statement of Additional Information and to the incorporation by reference of our report, dated September 23, 2005, on the financial statements and financial highlights of Pioneer Florida Tax Free Income Fund included in the Annual Report to the Shareowners for the year ended July 31, 2005 in Post-Effective Amendment No. 1 to Pioneer Florida Tax Free Income Fund's Registration Statement (Form N-1A, No. 333-126384), as filed with the Securities and Exchange Commission on November 23, 2005, which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer AMT-Free Municipal Fund.


                                                          /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
June 26, 2006